OTHER LONG-TERM LIABILITIES (Details) - CNY (¥) ¥ in Thousands	Dec. 31, 2020	Dec. 31, 2019
Other long-term liabilities
Consideration payable for acquisitions	¥ 97,457	¥ 23,062
Payables for purchase of property and equipment	139,162	231,459
Deferred revenue - non-current (Note 4)	14,871	15,419
Deferred government grants	6,196	6,507
Interest rate swap contracts (Note 16)		10,408
Asset retirement obligations	76,909	52,441
Others	14,662	6,241
Total	¥ 349,257	¥ 345,537